                                Exhibit 10(dd)

                              AMENDMENT NO. 6 TO
                       THE GUARANTEE LIFE COMPANIES INC.
                           LONG-TERM INCENTIVE PLAN


     The Plan shall be amended as follows:

     1. The following shall be added to the definition of "Fair Market Value" in Section 2.1 of the Plan:

     Notwithstanding the foregoing, in the event the Company is required to cash out any Options by reason of a Change in Control (as defined in the Company's Executive Severance Plan), Fair Market Value shall not be less than the per share amount paid for shares of the Company in the transaction resulting in the Change in Control.

     This Amendment is effective May 1, 1999.

     DATED this 13th day of May, 1999.
                ----        ---



                                             THE GUARANTEE LIFE COMPANIES INC.


                                             By   /s/ Mary G. Rahal
                                               ---------------------------------